UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – October 31, 2014

Item 1: Reports to Shareholders

Annual Report | October 31, 2014

Vanguard International Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	14
Performance Summary.	16
Financial Statements.	18
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard International Value Fund	1.20%
MSCI All Country World Index ex USA	0.06
International Funds Average	0.04
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Value Fund	$37.12	$36.87	$0.697	$0.000

Chairman’s Letter

Dear Shareholder,

International stock markets significantly trailed the broad U.S. stock market for the fiscal year ended October 31, 2014. Mounting concerns about the global economy, especially the threat of deflation in Europe and a slowdown in China and other emerging markets, contributed to the weakness.

Vanguard International Value Fund returned 1.20% for the fiscal year. Although modest, the fund’s result exceeded that of its benchmark, the MSCI All Country World Index ex USA, and the average return of its peers.

The advisors’ holdings in Europe and the Pacific region contributed most to the outperformance; their choices in emerging markets weakened results.

During the fiscal year, the U.S. dollar strengthened against most major currencies, including the euro and the Japanese yen. The stronger dollar weighed on the returns of U.S.-based investors. (For more on currency effects and international diversification, see the text box on page 6.)

If you hold the International Value Fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
The global stock market’s occasional zigs and zags during the year were punctuated by a roller-coaster ride in October that left international markets several steps behind the U.S. stock market for the 12 months ended October 31. Emerging markets advanced modestly, while the developed European and Pacific markets finished in negative territory.

In contrast, the broad U.S. stock market returned about 16% for the 12 months. Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. After falling in the first two weeks of October, several major U.S. indexes rebounded to finish at record highs. Reflecting confidence in the U.S. economy, the Federal Reserve announced October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Selections in Europe and Japan lifted the fund above its index
The International Value Fund’s three advisors scour developed and emerging markets outside the United States in search of stocks that, while perhaps temporarily out of favor, have the potential for a resurgence.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.43%	1.36%
The fund expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Funds.

The most recent period was, as I mentioned earlier, a challenging time for international stocks. But the team managing the International Value Fund was able to coax positive relative results from it, in part by avoiding some of the worst performers.

After a robust start to the fiscal year, many markets in Europe—including France, Germany, Italy, and Spain—lost ground in its second half as clouds appeared on the economic horizon in the form of lower growth prospects and looming deflation. Still, the International Value Fund’s European portfolio, which constituted about half its assets, eked out a positive result. Limited exposure to France, which had a negative return, and an overweight allocation to Denmark, one of the few European countries to register double-digit gains, enhanced performance. The advisors’ selections in Spain also helped.

In the Pacific region, which made up about a third of the fund’s assets, the fund advanced modestly, while its benchmark counterpart finished just slightly positive.

Japan, the largest country holding in the region and the fund, stood out. The advisors have sought out more opportunities there in recent years, resulting in the fund’s notably larger exposure to Japanese stocks than the benchmark’s. Prime Minister Shinzo Abe’s efforts to spur growth has led to economic improvements, and the Bank of Japan’s surprise announcement in late

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
International Value Fund	6.85%
Spliced International Index	5.14
International Funds Average	5.64
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

October that it would expand its stimulus efforts was considered a positive sign. The advisors’ superior selection among Japanese information technology and telecommunication services stocks boosted results.

The fund’s emerging-market portfolio detracted from performance, returning about –4% compared with about 1% for its benchmark counterpart.

Currency fluctuation is one reason U.S. and international stocks diverge

Diversification is a proven way to reduce volatility and manage risk. That’s why it can make sense for investors to allocate a portion of their stock portfolios to international equities
(20% of the equity allocation can be a good starting point). International stocks, which make up about half of the world’s stock market capitalization, perform somewhat differently than stocks in the U.S. market. One of the many reasons for this is currency fluctuation. Currency movements historically have not been correlated to stock price movements, meaning they tend not to move together.

International stocks have underperformed U.S. stocks recently for U.S.-based investors, in part because many foreign currencies have weakened against the U.S. dollar. But that divergence actually highlights the diversification benefit of owning both U.S. and international stocks. As you can see from the accompanying chart, at other times, international stocks have outshone their U.S. counterparts. (For more insight, see Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI All Country World Index ex USA.
Data are from October 31, 1994, through October 31, 2014.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

During the fiscal year, China’s decelerating economic growth and reduced appetite for commodities and other imports weighed on emerging-market stocks. Subpar selection among Chinese material stocks and light exposure to Chinese financial companies hurt the fund’s performance. Russian holdings were another source of weakness. Russian energy stocks have been under pressure from lower oil prices as well as the international sanctions put in place amid the conflict in Ukraine.

Among industries, six of the International Value Fund’s ten sectors notched gains for the fiscal year. Industrials, materials, and health care, were key outperformers. Consumer staples, energy, and financials were among the largest detractors.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Over ten years, the fund did well versus both its index and its peers
For the decade ended October 31, 2014, the International Value Fund posted an average annual return of 6.85%, more than a percentage point better than the average return of its benchmark index and peer group.

International Value’s long-term performance exceeded the benchmark’s in all but one of the last ten years. This is the second year that the fund has been managed by its current three advisors. Each brings to the table a slightly different approach, providing a diversification benefit to investors.

As we reflect upon the past decade, and indeed the fiscal year, it’s important to consider the benefits of global diversification. The past year vividly illustrated how global stock markets don’t always move in lockstep. A portfolio that includes both U.S. and international stocks and other asset classes can provide some cushion for investors to weather the inevitable variations in global market performance.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals.

They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2014

Advisors’ Report

For the 12 months ended October 31, 2014, Vanguard International Value Fund returned 1.20%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 19, 2014.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,243	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	35	2,871	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	24	1,989	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	168	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

International markets moderately rose during the period and continued to be driven by macroeconomic factors at a time when corporate earnings generally met expectations. Geopolitical factors, such as the Russia-Ukraine border disputes and unrest in the Middle East, contributed to volatility in both the equity and fixed income markets. In local currencies, international equity market indexes finished higher, but U.S.-based investors missed out on a lot of those gains because of the strong U.S. dollar. Its strength was partly due to the difference between expected U.S. and non-U.S. growth rates and to the diverging monetary policies of the Federal Reserve and other central banks. All major currencies except the British pound saw steep declines versus the U.S. dollar.

The materials and energy sectors were among the worst performers; they were primarily affected by falling commodity prices, notably oil, which was down more than 15%. Health care was the best performer as the pharmaceutical industry consolidated further.

Within health care, heavy exposure and stock selection helped the portfolio’s returns compared with those of the benchmark index. The sector experienced strong gains, and the portfolio benefited from its pharmaceutical holdings such as Denmark’s Novo Nordisk, Switzerland’s Novartis, and Germany’s Bayer.

In the consumer discretionary sector, stock selection helped drive the portfolio’s relative returns. British-based Signet Jewelers performed well amid strong results and the market’s favorable reaction to its Zales acquisition.

Stock selection and exposure to emerging markets also added to relative returns. The fund benefited from positions in Brazilian private-education provider Estácio and in Taiwan Semiconductor, which makes microprocessors.

In contrast, selection in financials and telecommunications services detracted from relative returns as shares of Russia’s Sberbank and Mobile TeleSystems declined amid the levying of sanctions on Russia over its conflict with Ukraine.

Limited exposure to the poorly performing energy sector partly offset negative selection. Our stake in Norway’s Petroleum Geo-Services declined amid falling oil prices, weak demand, and excess capacity, and we recently sold it.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

The world economy continues to grow at what is perceived as a relatively sedate and possibly disappointing pace. Economists’ expectations are beginning to gradually adjust to a future in which 3% global growth is as much as can be expected. This has not yet fully translated to equity markets. As a consequence, we are seeing profits matching expectations but accompanied by a cautionary note on future progression.

This leaves markets in a real quandary. Inflation is not a problem in the short term Monetary policy remains relaxed, although it is beginning to tighten, but valuations are on the full side in many markets. Various geopolitical flare-ups are triggering equity market disruptions that are then followed by recovery. In our view, the likely result of all this is that equity returns will stay positive but subdued for some time.

Reflecting this uncertainty, the unwinding of the premium paid for companies with predictable earnings streams has further to go; thus, the portfolio’s exposure to such companies remains relatively limited. The portfolio maintains a relatively cyclical orientation, though we think this has probably peaked, as evidenced by our sale of shipping company AP Moller–Maersk, which reached our price targets.

Since the calendar year began, Japanese holdings in general have lagged other global equity markets. Concerns over a sales tax increase have played a role, as have questions about the extent to which the government would follow through on its reflation policy. We remain relatively sanguine about both matters. The sales tax increase is necessary to raise revenue, but the counterpart is the package of reflationary measures and reforms. Our view is that Prime Minister Shinzo Abe and his key officials are well aware of this and that the policy will be pursued to its conclusion.

We have made some changes to the portfolio’s holdings that simply reflect the appreciation of the affected stocks and their consequent valuation—hence our sale of Fujitsu, Fujikura, and Seven & I. We also sold Tokyo Electron, which is being taken over by Applied Materials (officially, the transaction is a merger). It is a sign of the changes taking place in Japan that a leading technology company is being acquired by a foreign one with the full blessing of Japan’s government. That there remains value in Japan is evidenced by the fact that we have found other opportunities to replace the holdings we sold. We bought Toshiba in part for the potential of its NAND flash memory business. Sumitomo Mitsui Trust Holdings is benefiting from domestic reflation, and East Japan Railway has huge prime real estate assets that are being redeveloped.

The portfolio has also added exposure to pharmaceuticals. Our analysis suggested that the market was not rewarding greater efficiency in research and development and in drug discovery. Accordingly, toward the end of 2013, we invested in AstraZeneca, followed by Novartis and Roche. Pfizer’s putative bid for AstraZeneca was largely portrayed in the media as tax-driven, but although tax considerations were undoubtedly a factor, the principal business motivation was access to AstraZeneca’s drug pipeline.

Valuations remain reasonably full, but not to the point at which we can predict sharp and prolonged declines. Periodic setbacks will most likely produce positive but lower-than-historic returns. The value we see in pockets globally does not yet push us to keep the portfolio highly cautious. Nevertheless, we believe the cyclical exposure has now peaked, and we anticipate a gradual reduction as valuation gaps diminish. As for emerging markets, our view is the same as in our last report: They are still in transition, and although some value has begun to surface, it remains patchy, and an increase in exposure would probably depend on appropriate price falls.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and
Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets, while volatile, ended the fiscal year almost unchanged. Strong performance in the first half reflected growing confidence in the global economy amid further signs of European economic stabilization. The positive returns were mostly erased in the second half by signs of Europe’s slowdown and re-escalating tensions in Ukraine. Wide performance differences between regions, sectors, and individual stocks have created a new set of valuation opportunities.

The current portfolio’s positioning and changes over the past year reflect ARGA’s long-term orientation and valuation-driven investment discipline. Our practice of owning the most attractively valued businesses led us to shift exposures across many regions and sectors.

We took advantage of the strong European stock performance early in the year to trim or sell holdings for which valuations had become less compelling than other opportunities. This sharply reduced the portfolio’s European exposure. We used the proceeds largely to buy Japanese equities, whose valuations had grown attractive because of fears about an impending sales tax increase and the lack of additional stimulus from Japan’s central bank.

Japanese equities now appear more attractively valued versus other developed markets than they have in the past 25 years. Ironically, this undervaluation comes at a time when both the Japanese government and pension organizations are urging Japanese corporations to boost returns through improved governance. We identified a large number of attractively valued Japanese automotive and other companies with diverse domestic and overseas exposures. In addition, the poor performance of emerging markets over the past few years has led us to uncover many undervalued emerging-market companies.

Although the recent decline in oil prices is likely to dampen near-term profitability and growth for oil and oil-services companies, the supply/demand imbalance that has driven prices lower has also created a significant valuation opportunity. Based on our analysis of the energy industry’s cost structure and long-term economics, we recently increased our exposure to selected oil-related companies that show long-term ability to generate cash.

We consider the current portfolio well-positioned to benefit from the attractive valuations available across a diverse range of businesses and regions.

International Value Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	163	1,819
Median Market Cap	$42.5B	$33.5B
Price/Earnings Ratio	18.3x	16.9x
Price/Book Ratio	1.6x	1.7x
Return on Equity	13.3%	14.9%
Earnings Growth
Rate	14.6%	11.7%
Dividend Yield	2.4%	2.9%
Turnover Rate	37%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.43%	—
Short-Term Reserves	2.5%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.5%	10.7%
Consumer Staples	9.1	9.9
Energy	8.3	8.5
Financials	22.5	27.5
Health Care	11.1	8.6
Industrials	12.9	10.8
Information Technology	8.8	7.0
Materials	4.0	7.8
Telecommunication Services	6.4	5.5
Utilities	1.4	3.7

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.5%
KDDI Corp.	Wireless
	Telecommunication
	Services	2.5
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	2.3
Samsung Electronics Co.	Technology
Ltd.	Hardware, Storage &
	Peripherals	1.8
Japan Tobacco Inc.	Tobacco	1.8
BNP Paribas SA	Diversified Banks	1.6
Royal Dutch Shell plc	Integrated Oil & Gas	1.5
Royal Bank of Scotland
Group plc	Diversified Banks	1.4
SAP SE	Application Software	1.3
Omron Corp.	Electronic
	Components	1.3
Top Ten		18.0%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratio was 0.44%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.2%	14.8%
Germany	8.0	6.2
Switzerland	6.4	6.5
France	5.0	6.8
Italy	2.8	1.7
Netherlands	2.2	1.9
Sweden	2.1	2.1
Denmark	1.7	1.1
Belgium	1.1	0.9
Other	2.5	4.1
Subtotal	50.0%	46.1%
Pacific
Japan	25.3%	14.8%
South Korea	3.3	3.2
Hong Kong	3.1	2.2
Singapore	1.5	1.1
Australia	1.4	5.7
Other	0.0	0.1
Subtotal	34.6%	27.1%
Emerging Markets
Brazil	2.9%	2.3%
Russia	2.1	1.0
China	2.0	4.4
Thailand	1.4	0.5
Turkey	1.3	0.4
South Africa	1.2	1.7
Taiwan	1.2	2.7
Other	1.5	5.9
Subtotal	13.6%	18.9%
North America	0.9%	7.5%
Middle East	0.9%	0.4%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Value Fund*	1.20%	6.79%	6.85%	$19,400
•••••••	Spliced International Index	0.06	5.19	5.14	16,511
– – – –	International Funds Average	0.04	6.72	5.64	17,309
	MSCI All Country World Index ex
	USA	0.06	6.09	6.59	18,927
For a benchmark description, see the Glossary. International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	5.84%	6.26%	7.11%

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.2%)[1]
Australia (1.1%)
QBE Insurance Group Ltd.	4,815,103	49,009
BHP Billiton Ltd.	1,440,637	43,000
		92,009
Belgium (1.0%)
Anheuser-Busch InBev NV	772,743	85,639

Brazil (2.8%)
BB Seguridade
Participacoes SA	3,647,100	48,655
Estacio Participacoes SA	3,874,400	44,851
AMBEV SA	5,021,100	33,242
Cielo SA	1,980,304	32,494
Cia de Saneamento
Basico do Estado
de Sao Paulo	4,040,600	31,623
Petroleo Brasileiro
SA ADR	2,525,900	30,892
* PDG Realty SA
Empreendimentos
e Participacoes	21,893,800	10,781
		232,538
China (1.9%)
China Shenhua
Energy Co. Ltd.	28,281,500	79,635
* Baidu Inc. ADR	193,960	46,312
Industrial & Commercial
Bank of China Ltd.	17,298,000	11,433
China Construction
Bank Corp.	15,052,000	11,208
China Machinery
Engineering Corp.	19,693,000	11,168
		159,756
Denmark (1.7%)
Novo Nordisk A/S Class B	1,243,346	56,193
TDC A/S	6,398,383	48,844
Carlsberg A/S Class B	263,397	23,196
DSV A/S	318,300	9,525
		137,758

		Market
		Value
	Shares	($000)
Finland (0.6%)
Sampo Oyj Class A	987,587	47,313

France (4.6%)
BNP Paribas SA	2,035,558	128,362
Sanofi	553,493	51,269
ArcelorMittal	3,202,278	41,978
Valeo SA	365,718	41,106
Schneider Electric SE	481,214	38,095
Airbus Group NV	553,442	33,133
Total SA	425,956	25,419
GDF Suez	869,200	21,100
		380,462
Germany (7.5%)
SAP SE	1,601,063	108,856
Fresenius Medical Care
AG & Co. KGaA	1,431,632	105,021
Bayer AG	589,060	83,786
United Internet AG	1,538,554	60,189
Volkswagen AG
Preference Shares	270,846	57,760
Siemens AG	313,845	35,379
* METRO AG	1,034,972	32,996
adidas AG	392,859	28,604
Bayerische Motoren
Werke AG	246,571	26,381
BASF SE	275,761	24,290
RWE AG	640,802	22,687
Allianz SE	129,292	20,538
HeidelbergCement AG	251,877	17,155
		623,642
Greece (0.3%)
* Piraeus Bank SA	17,051,197	24,824

Hong Kong (3.0%)
Swire Pacific Ltd.
Class A	7,817,850	102,549
Hutchison Whampoa Ltd.	5,838,000	74,018
Li & Fung Ltd.	43,624,000	53,429

International Value Fund

		Market
		Value
	Shares	($000)
Esprit Holdings Ltd.	8,372,934	10,581
* Global Brands Group
Holding Ltd.	43,624,000	9,677
		250,254
India (0.4%)
Infosys Ltd. ADR	453,734	30,337

Indonesia (0.5%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	1,001,969	45,439

Ireland (0.5%)
* Ryanair Holdings plc ADR	676,805	37,590

Israel (0.9%)
Teva Pharmaceutical
Industries Ltd. ADR	1,344,935	75,949

Italy (2.6%)
Eni SPA	3,987,407	84,922
Intesa Sanpaolo SPA
(Registered)	23,369,772	68,605
Atlantia SPA	1,496,635	35,233
Mediolanum SPA	4,361,357	29,366
		218,126
Japan (24.2%)
KDDI Corp.	3,218,900	207,372
Sumitomo Mitsui
Financial Group Inc.	4,656,400	189,284
Japan Tobacco Inc.	4,263,700	147,724
Omron Corp.	2,189,200	106,197
Panasonic Corp.	7,365,300	88,845
Sumitomo Mitsui Trust
Holdings Inc.	21,056,000	86,820
Toyota Motor Corp.	1,254,900	75,490
SoftBank Corp.	1,018,600	75,477
East Japan Railway Co.	941,200	74,434
Bridgestone Corp.	2,169,400	72,501
Mitsubishi Corp.	3,537,200	70,522
Sumitomo Electric
Industries Ltd.	4,439,000	61,028
Toshiba Corp.	13,536,000	60,462
Seven & I Holdings
Co. Ltd.	1,528,683	60,362
Dai Nippon Printing
Co. Ltd.	5,866,000	58,472
Honda Motor Co. Ltd.	1,837,700	58,470
Daiwa House Industry
Co. Ltd.	2,974,000	57,314
Nissan Motor Co. Ltd.	5,593,300	51,770
^ Yamada Denki Co. Ltd.	15,804,600	50,780
Daikin Industries Ltd.	805,300	50,703
Makita Corp.	850,500	49,828
Daihatsu Motor Co. Ltd.	3,545,200	49,480

		Market
		Value
	Shares	($000)
Isuzu Motors Ltd.	2,663,500	35,645
Ryohin Keikaku Co. Ltd.	230,700	31,369
Komatsu Ltd.	1,272,100	30,567
Yamato Kogyo Co. Ltd.	873,400	29,329
^ Dena Co. Ltd.	1,634,200	21,181
Miraca Holdings Inc.	452,600	19,190
Lintec Corp.	569,400	12,070
Nexon Co. Ltd.	1,187,500	10,482
Nintendo Co. Ltd.	82,000	8,920
		2,002,088
Netherlands (2.1%)
Heineken NV	876,630	65,497
Unilever NV	1,428,277	55,454
* NXP Semiconductor NV	378,900	26,053
Akzo Nobel NV	256,503	17,075
Wolters Kluwer NV	373,533	9,978
		174,057
Norway (0.2%)
^ TGS Nopec Geophysical
Co. ASA	602,893	14,111

Philippines (0.5%)
Alliance Global
Group Inc.	73,103,700	41,839

Russia (2.1%)
Gazprom OAO ADR	12,977,363	86,129
Mobile Telesystems
OJSC ADR	1,751,347	25,044
Sberbank of Russia ADR	2,316,079	17,617
Sberbank of Russia	9,657,936	17,122
* Lenta Ltd. GDR	1,498,074	14,586
* X5 Retail Group NV GDR	573,992	10,493
		170,991
Singapore (1.4%)
DBS Group Holdings Ltd.	4,684,000	67,687
Genting Singapore plc	58,872,000	50,436
		118,123
South Africa (1.2%)
Mediclinic
International Ltd.	4,541,733	40,583
Nampak Ltd.	7,406,690	30,209
Mr Price Group Ltd.	1,372,195	28,404
		99,196
South Korea (3.2%)
Samsung Electronics
Co. Ltd.	129,673	150,221
E-Mart Co. Ltd.	253,606	47,110
Hyundai Mobis Co. Ltd.	103,434	24,656
Hyundai Home Shopping
Network Corp.	141,604	17,989
Hana Financial Group Inc.	470,830	16,262
SK Innovation Co. Ltd.	142,413	11,624
		267,862

International Value Fund

		Market
		Value
	Shares	($000)
Spain (0.8%)
* Banco Santander SA	3,242,356	28,607
Red Electrica Corp. SA	326,060	28,500
Banco Bilbao Vizcaya
Argentaria SA	848,311	9,485
		66,592
Sweden (2.0%)
Swedbank AB Class A	2,370,898	62,705
Assa Abloy AB Class B	1,023,890	54,452
Getinge AB	1,726,835	40,046
^ Oriflame Cosmetics SA	466,439	8,126
		165,329
Switzerland (6.3%)
Novartis AG	2,253,198	208,971
Roche Holding AG	234,346	69,216
ABB Ltd.	2,756,144	60,440
Credit Suisse Group AG	1,835,579	48,894
Julius Baer Group Ltd.	924,976	40,526
Cie Financiere
Richemont SA	386,381	32,555
Holcim Ltd.	354,333	25,125
Swatch Group AG (Bearer)	49,612	23,521
GAM Holding AG	577,710	9,860
		519,108
Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,565,704	97,403
Wistron Corp.	109,047	115
		97,518
Thailand (1.4%)
Bangkok Bank PCL	13,166,800	80,495
Kasikornbank PCL
(Foreign)	4,325,600	31,716
		112,211
Turkey (1.3%)
* Turkcell Iletisim
Hizmetleri AS	6,895,597	40,015
Turkiye Halk Bankasi AS	5,980,422	39,943
KOC Holding AS	4,687,628	23,892
		103,850
United Kingdom (17.0%)
Royal Dutch Shell plc
Class A	3,489,928	125,092
* Royal Bank of Scotland
Group plc	18,165,550	112,919
AstraZeneca plc	1,227,908	89,404
Prudential plc	3,741,533	86,463
BG Group plc	4,827,873	80,460
Carnival plc	1,779,082	70,941
British American
Tobacco plc	1,212,581	68,872
Vodafone Group plc	19,784,694	65,742

			Market
			Value
		Shares	($000)
*	Lloyds Banking
	Group plc	51,893,211	64,124
	HSBC Holdings plc	5,877,471	60,167
	Barclays plc	14,725,337	56,445
	Serco Group plc	10,282,143	49,022
	BP plc ADR	1,082,625	47,051
	Signet Jewelers Ltd.	385,653	46,407
	Informa plc	5,760,883	44,389
	Rexam plc	5,714,247	43,548
	Rolls-Royce Holdings plc	3,033,401	40,984
	Shire plc	601,050	40,013
*	RSA Insurance Group plc	5,082,207	39,328
	Wolseley plc	706,258	37,530
	Ashtead Group plc	2,216,327	37,114
	Unilever plc	771,289	31,038
	Associated British
	Foods plc	698,960	30,845
	Anglo American plc
	London Shares	1,044,803	22,042
^	Petrofac Ltd.	1,008,993	17,143
	Ladbrokes plc	398,959	755
	Inchcape plc	21,654	241
			1,408,079
United States (0.9%)
	Carnival Corp.	558,500	22,424
*,^	Ultra Petroleum Corp.	1,045,105	23,828
*	Weatherford
	International plc	1,786,000	29,326
			75,578
Total Common Stocks
(Cost $7,349,255)			7,878,168
Temporary Cash Investments (5.6%)[1]
Money Market Fund (5.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.114%	446,376,565	446,377

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
4	Federal Home Loan Bank
	Discount Notes,
	0.073%, 11/26/14	1,000	1,000
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.074%, 12/3/14	2,000	2,000
[4,6]	Federal Home Loan Bank
	Discount Notes,
	0.074%, 12/5/14	200	200
[4,5,6] Federal Home Loan Bank
	Discount Notes,
	0.033%, 12/19/14	8,800	8,799

International Value Fund

		Face	Market
		Amount	Value
		($000)	($000)
[4,5,6] Federal Home Loan Bank
	Discount Notes,
	0.100%, 2/4/15	2,000	1,999
6,[7]	Freddie Mac Discount
	Notes, 0.070%, 12/8/14	1,000	1,000
5,[7]	Freddie Mac Discount
	Notes, 0.100%, 12/29/14	500	500
6,[7]	Freddie Mac Discount
	Notes, 0.075%, 2/3/15	1,000	1,000
			16,498
Total Temporary Cash Investments
(Cost $462,875)			462,875
Total Investments (100.8%)
(Cost $7,812,130)			8,341,043
Other Assets and Liabilities (-0.8%)
Other Assets			106,748
Liabilities[3]			(176,302)
			(69,554)
Net Assets (100%)
Applicable to 224,367,590 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			8,271,489
Net Asset Value Per Share			$36.87

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,699,483
Undistributed Net Investment Income	184,413
Accumulated Net Realized Losses	(135,169)
Unrealized Appreciation (Depreciation)
Investment Securities	528,913
Futures Contracts	394
Forward Currency Contracts	(5,295)
Foreign Currencies	(1,250)
Net Assets	8,271,489

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $81,581,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 3.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $86,848,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,275,000 have been segregated as collateral for open forward currency contracts.
6 Securities with a value of $9,039,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1]	249,916
Interest[2]	467
Securities Lending	4,916
Total Income	255,299
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,889
Performance Adjustment	2,219
The Vanguard Group—Note C
Management and Administrative	17,836
Marketing and Distribution	1,382
Custodian Fees	1,383
Auditing Fees	43
Shareholders’ Reports	63
Trustees’ Fees and Expenses	17
Total Expenses	36,832
Net Investment Income	218,467
Realized Net Gain (Loss)
Investment Securities Sold	548,783
Futures Contracts	15,866
Foreign Currencies and Forward Currency Contracts	(7,387)
Realized Net Gain (Loss)	557,262
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(664,351)
Futures Contracts	(7,297)
Foreign Currencies and Forward Currency Contracts	(7,691)
Change in Unrealized Appreciation (Depreciation)	(679,339)
Net Increase (Decrease) in Net Assets Resulting from Operations	96,390
1 Dividends are net of foreign withholding taxes of $9,968,000. 2 Interest income from an affiliated company of the fund was $456,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	218,467	161,014
Realized Net Gain (Loss)	557,262	735,899
Change in Unrealized Appreciation (Depreciation)	(679,339)	879,769
Net Increase (Decrease) in Net Assets Resulting from Operations	96,390	1,776,682
Distributions
Net Investment Income	(151,178)	(174,874)
Realized Capital Gain	—	—
Total Distributions	(151,178)	(174,874)
Capital Share Transactions
Issued	957,145	855,250
Issued in Lieu of Cash Distributions	144,177	166,322
Redeemed	(802,689)	(1,060,870)
Net Increase (Decrease) from Capital Share Transactions	298,633	(39,298)
Total Increase (Decrease)	243,845	1,562,510
Net Assets
Beginning of Period	8,027,644	6,465,134
End of Period[1]	8,271,489	8,027,644
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $184,413,000 and $119,548,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.12	$29.78	$28.98	$31.92	$29.95
Investment Operations
Net Investment Income	. 977[1]	.757	.804	.843	.698
Net Realized and Unrealized Gain (Loss)
on Investments	(.530)	7.402	. 838	(3.103)	2.007
Total from Investment Operations	.447	8.159	1.642	(2.260)	2.705
Distributions
Dividends from Net Investment Income	(.697)	(.819)	(.842)	(.680)	(.735)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.697)	(.819)	(.842)	(.680)	(.735)
Net Asset Value, End of Period	$36.87	$37.12	$29.78	$28.98	$31.92

Total Return[2]	1.20%	27.94%	6.00%	-7.27%	9.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,271	$8,028	$6,465	$6,553	$7,532
Ratio of Total Expenses to Average Net Assets[3]	0.44%	0.43%	0.40%	0.39%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.64%[1]	2.24%	2.77%	2.59%	2.41%
Portfolio Turnover Rate	37%	52%	53%	39%	51%
1 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, (0.03%), (0.05%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending

International Value Fund

agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $2,219,000 (0.03%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $825,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	414,192	7,463,976	—
Temporary Cash Investments	446,377	16,498	—
Futures Contracts—Assets[1]	3,896	—	—
Forward Currency Contracts—Assets	—	345	—
Forward Currency Contracts—Liabilities	—	(5,640)	—
Total	864,465	7,475,179	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $159,042,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $189,263,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

International Value Fund

E. At October 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	3,896	345	4,241
Liabilities	—	(5,640)	(5,640)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	15,866	—	15,866
Forward Currency Contracts	—	(4,963)	(4,963)
Realized Net Gain (Loss) on Derivatives	15,866	(4,963)	10,903

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(7,297)	—	(7,297)
Forward Currency Contracts	—	(6,445)	(6,445)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(7,297)	(6,445)	(13,742)

At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2014	514	53,497	(1,141)
Dow Jones EURO STOXX 50 Index	December 2014	1,367	53,112	(965)
Topix Index	December 2014	345	41,146	1,896
S&P ASX 200 Index	December 2014	188	22,796	604
				394

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX

50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At October 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/24/14	EUR	45,978	USD	59,649	(2,011)
UBS AG	12/24/14	GBP	24,557	USD	40,029	(761)
BNP Paribas	12/16/14	JPY	3,637,637	USD	34,088	(1,686)
Bank of America NA	12/23/14	AUD	26,384	USD	23,673	(543)
Goldman Sachs International	12/24/14	EUR	8,584	USD	10,958	(196)
Deutsche Bank AG	12/24/14	GBP	6,302	USD	10,085	(8)
Deutsche Bank AG	12/16/14	JPY	814,640	USD	7,691	(435)
BNP Paribas	12/24/14	GBP	4,009	USD	6,396	14
BNP Paribas	12/24/14	EUR	4,456	USD	5,579	7
Goldman Sachs International	12/23/14	AUD	4,345	USD	3,747	63
Deutsche Bank AG	12/23/14	AUD	3,870	USD	3,365	28
Morgan Stanley Capital Services LLC	12/24/14	USD	19,032	EUR	15,006	220
UBS AG	12/23/14	USD	8,172	AUD	9,306	13
						(5,295)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized net foreign currency losses of $2,424,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2014, the fund had $205,751,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $547,619,000 to offset taxable capital gains realized during the year ended October 31, 2014. At October 31, 2014, the fund had available capital losses totaling $140,621,000 to offset future net capital gains through October 31, 2017.

International Value Fund

At October 31, 2014, the cost of investment securities for tax purposes was $7,818,739,000. Net unrealized appreciation of investment securities for tax purposes was $522,304,000, consisting of unrealized gains of $1,078,413,000 on securities that had risen in value since their purchase and $556,109,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2014, the fund purchased $3,254,188,000 of investment securities and sold $2,929,173,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	25,713	26,152
Issued in Lieu of Cash Distributions	3,902	5,360
Redeemed	(21,491)	(32,360)
Net Increase (Decrease) in Shares Outstanding	8,124	(848)

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $117,586,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $204,996,000 and foreign taxes paid of $9,266,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.20%	6.79%	6.85%
Returns After Taxes on Distributions	0.74	6.35	6.11
Returns After Taxes on Distributions and Sale of Fund Shares	1.03	5.39	5.63

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$978.24	$2.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122014

Annual Report | October 31, 2014

Vanguard Diversified Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Diversified Equity Fund	15.20%
MSCI US Broad Market Index	16.21
Multi-Cap Core Funds Average	12.74
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Diversified Equity Fund	$29.43	$33.18	$0.283	$0.380

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2014, Vanguard Diversified Equity Fund returned 15.20%, lagging its benchmark, the MSCI US Broad Market Index, but ahead of the average return for multi-capitalization core funds.

As a “fund of funds,” the Diversified Equity Fund invests in other Vanguard mutual funds. Together, these eight underlying actively managed stock funds offer exposure to the entire U.S. equity market, investing in both growth and value stocks of companies of all sizes.

For the 12 months, all eight funds posted positive results. The fund’s large-cap funds produced the strongest gains, while its sole small-cap fund had the weakest result.

If you hold shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine as well as international

2

economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance, while stocks from the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Large-cap growth stocks added most to returns
The Diversified Equity Fund’s performance for the fiscal year reflected trends in the broad U.S. stock market, in which large-cap stocks outpaced smaller-cap stocks, while growth stocks generally outperformed their value counterparts.

Given this investment environment, it’s not surprising that of the eight underlying funds, the top performers all feature large-cap growth stocks. Vanguard U.S. Growth Fund, which focuses on large-cap growth stocks, returned more than 18%; Vanguard Growth and Income Fund, which holds large-cap growth and value stocks, returned almost 18%. Vanguard Morgan™ Growth Fund, a blend of large- and mid-cap growth stocks, returned almost 16%. All three of these funds benefited from strong returns in technology.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.17%

The acquired fund fees and expenses—drawn from the prospectus dated February 26, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Core Funds.

4

Vanguard Windsor™ Fund and Vanguard Windsor II Fund each returned about 14%. Both invest mainly in large-cap value stocks. Windsor Fund, like its large-cap growth counterparts, was most helped by its technology holdings, while for Windsor II, financial and health care companies contributed most.

The two mid-cap funds, Vanguard Mid-Cap Growth Fund and Vanguard Capital Value Fund, each returned more than 13%. Mid-Cap Growth Fund, as its name suggests, focuses on stocks of mid-cap growth companies, while Vanguard Capital Value Fund invests primarily in mid-cap value companies.

The weakest performance came from Vanguard Explorer™ Fund—the lone small-cap fund. Explorer, which focuses on small-cap growth companies, returned about 8%.

As it approaches the ten-year mark, the fund shows competitive results
Since its inception in 2005, the Diversified Equity Fund has produced an average annual return of 7.87%, behind the 8.42% return of its benchmark but ahead of the 6.97% average return of its peers.

This performance is perhaps more notable when you consider the extreme volatility that the fund has confronted during its nine-year history. This includes, of course, the worst global recession since the Great Depression.

Total Returns
Inception Through October 31, 2014
Average
Annual Return
Diversified Equity Fund (Returns since inception: 6/10/2005)	7.87%
MSCI US Broad Market Index	8.42
Multi-Cap Core Funds Average	6.97
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

We continue to have great confidence in the skills and experience of the various advisors who manage the underlying funds. We believe that Diversified Equity will continue to benefit from the expertise of those advisors and produce competitive results over the long term.

When market volatility heats up, the best response is to keep cool
As I noted earlier, after several years of strength, stocks hit a rough patch toward the close of the fiscal year. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During the time period studied, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2014
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.1%	17.87%
Vanguard U.S. Growth Fund Investor Shares	15.0	18.39
Vanguard Morgan Growth Fund Investor Shares	15.0	15.83
Vanguard Windsor II Fund Investor Shares	15.0	14.36
Vanguard Windsor Fund Investor Shares	14.9	14.14
Vanguard Explorer Fund Investor Shares	10.1	8.20
Vanguard Mid-Cap Growth Fund	5.0	13.42
Vanguard Capital Value Fund	4.9	13.09
Combined	100.0%	15.20%

6

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

7

Diversified Equity Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,453	3,217
Median Market Cap	$46.1B	$47.3B
Price/Earnings Ratio	18.3x	20.3x
Price/Book Ratio	2.3x	2.7x
Return on Equity	17.3%	17.9%
Earnings Growth
Rate	16.5%	15.6%
Dividend Yield	2.0%	1.9%
Turnover Rate	5%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	0.98%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.1%
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard Windsor Fund Investor Shares	14.9
Vanguard Explorer Fund Investor Shares	10.1
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.97
Beta	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of portfolio)
		MSCI US
	Broad Market
	Fund	Index
Consumer Discretionary	12.3%	12.5%
Consumer Staples	7.7	8.4
Energy	9.3	8.5
Financials	19.2	17.3
Health Care	16.4	14.0
Industrials	10.0	11.3
Information Technology	18.1	18.9
Materials	2.1	3.7
Telecommunication Services	2.1	2.2
Utilities	2.8	3.2
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 26, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.41%.

8

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/10/2005)	Investment
	Diversified Equity Fund*	15.20%	16.72%	7.87%	$20,379
••••••••	MSCI US Broad Market Index	16.21	17.13	8.42	21,374
– – – –	Multi-Cap Core Funds Average	12.74	14.68	6.97	18,835
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Fiscal-Year Total Returns (%): June 10, 2005, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	16.66%	15.53%	7.67%

10

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,956,001	303,490
Vanguard U.S. Growth Fund Investor Shares	7,192,999	227,730
Vanguard Morgan Growth Fund Investor Shares	8,170,284	227,461
Vanguard Windsor II Fund Investor Shares	5,715,552	226,279
Vanguard Windsor Fund Investor Shares	10,270,250	225,740
Vanguard Explorer Fund Investor Shares	1,449,397	152,593
Vanguard Mid-Cap Growth Fund	2,884,952	76,163
Vanguard Capital Value Fund	4,842,213	73,795
Total Investments (100.0%) (Cost $986,761)		1,513,251
Other Assets and Liabilities (0.0%)
Other Assets		1,563
Liabilities		(1,469)
		94
Net Assets (100%)
Applicable to 45,616,502 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,513,345
Net Asset Value Per Share		$33.18

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	940,138
Undistributed Net Investment Income	4,904
Accumulated Net Realized Gains	41,813
Unrealized Appreciation (Depreciation)	526,490
Net Assets	1,513,345

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	15,308
Net Investment Income—Note B	15,308
Realized Net Gain (Loss)
Capital Gain Distributions Received	40,290
Affiliated Investment Securities Sold	15,558
Realized Net Gain (Loss)	55,848
Change in Unrealized Appreciation (Depreciation) of Investment Securities	137,664
Net Increase (Decrease) in Net Assets Resulting from Operations	208,820

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,308	16,328
Realized Net Gain (Loss)	55,848	81,244
Change in Unrealized Appreciation (Depreciation)	137,664	255,443
Net Increase (Decrease) in Net Assets Resulting from Operations	208,820	353,015
Distributions
Net Investment Income	(13,538)	(17,334)
Realized Capital Gain[1]	(18,179)	(756)
Total Distributions	(31,717)	(18,090)
Capital Share Transactions
Issued	167,215	161,825
Issued in Lieu of Cash Distributions	30,644	17,511
Redeemed	(281,229)	(267,987)
Net Increase (Decrease) from Capital Share Transactions	(83,370)	(88,651)
Total Increase (Decrease)	93,733	246,274
Net Assets
Beginning of Period	1,419,612	1,173,338
End of Period[2]	1,513,345	1,419,612
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $9,233,000 and $756,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,904,000 and $4,665,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.43	$22.70	$20.34	$19.13	$16.43
Investment Operations
Net Investment Income	. 322[1]	.332	.262	.228	.206
Capital Gain Distributions Received	. 848[1]	.131	.034	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.243	6.626	2.310	1.192	2.686
Total from Investment Operations	4.413	7.089	2.606	1.420	2.892
Distributions
Dividends from Net Investment Income	(.283)	(. 344)	(. 246)	(. 210)	(.192)
Distributions from Realized Capital Gains	(.380)	(.015)	—	—	—
Total Distributions	(. 663)	(. 359)	(. 246)	(. 210)	(.192)
Net Asset Value, End of Period	$33.18	$29.43	$22.70	$20.34	$19.13

Total Return[2]	15.20%	31.70%	12.97%	7.42%	17.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,513	$1,420	$1,173	$1,183	$1,250
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.41%	0.40%	0.40%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.27%	1.18%	1.09%	1.13%
Portfolio Turnover Rate	5%	5%	3%	3%	3%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

15

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,531,000 from undistributed net investment income, and $4,773,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $8,190,000 of ordinary income and $38,547,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $986,782,000. Net unrealized appreciation of investment securities for tax purposes was $526,469,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	5,388	6,193
Issued in Lieu of Cash Distributions	1,008	773
Redeemed	(9,013)	(10,412)
Net Increase (Decrease) in Shares Outstanding	(2,617)	(3,446)

16

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital Value Fund	69,747	8,220	6,477	519	6,414	73,795
Vanguard Explorer Fund	141,354	19,377	5,576	52	14,143	152,593
Vanguard Growth and
Income Fund	284,921	6,856	32,354	4,714	—	303,490
Vanguard Mid-Cap Growth Fund	70,011	7,302	3,658	19	6,783	76,163
Vanguard Morgan Growth Fund	214,137	12,351	21,991	1,438	8,274	227,461
Vanguard U.S. Growth Fund	212,777	5,019	26,908	866	—	227,730
Vanguard Windsor Fund	213,503	6,791	21,260	2,825	—	225,740
Vanguard Windsor II Fund	213,420	12,918	20,451	4,875	4,676	226,279
Total	1,419,870	78,834	138,675	15,308	40,290	1,513,251

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

17

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,354,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $14,422,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 62.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2014
			Since
	One	Five	Inception
	Year	Years	(6/10/2005)
Returns Before Taxes	15.20%	16.72%	7.87%
Returns After Taxes on Distributions	14.49	16.41	7.45
Returns After Taxes on Distributions and Sale of Fund Shares	8.90	13.53	6.31

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,072.40	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09
The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.41%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

22

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122014

Annual Report | October 31, 2014

Vanguard Emerging Markets Select Stock Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Emerging Markets Select Stock Fund	0.15%
FTSE Emerging Index	3.37
Emerging Markets Funds Average	1.00
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$20.37	$20.13	$0.262	$0.000

1

Chairman’s Letter

Dear Shareholder,

Emerging markets stocks, in aggregate, delivered a modest advance for the 12 months ended October 31, 2014, masking a wide divergence in results among countries. In particular, Indian stocks surged, while Brazilian and Russian shares tumbled.

Against this backdrop, Vanguard Emerging Markets Select Stock Fund eked out a return of 0.15%. The fund’s result trailed the average return of peer funds and the return of its benchmark, the FTSE Emerging Index. The fund had disappointing results with holdings in South Korea, a country not represented in the index.

From the standpoint of U.S.based investors, currency had a generally negative effect on the returns of emerging markets stocks, as the dollar’s relative value rose during the period. (For more on currency effects and international diversification, see the text box on page 6.

If you own the fund in a taxable account, you may wish to review the section on aftertax returns that appears later in this report.

U.S. stocks and bonds topped their international counterparts
In the United States, the broad stock market returned about 16% and the broad taxable bond market returned 4.14% for the 12 months.

2

The path for U.S. stocks wasn’t always smooth. A sharp drop in the first half of October was followed by an impressive rebound in the second half of the month, supported by solid corporate earnings.

Overall, U.S. bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. (Bond prices and yields move in opposite directions.) The yield of the benchmark 10year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier. Municipal bonds returned 7.82%, with taxexempt issues in high demand even at a time of reduced supply.

Reflecting confidence in the U.S. economy, the Federal Reserve announced October 29 that it was ending its stimulative bondbuying program as anticipated. The Fed’s target for shortterm interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

International markets, meanwhile, were shadowed by continuing concerns about decelerating growth in China and the threat of deflation in Europe. With their 3% return, emerging markets stocks were a relative standout as shares from the developed markets of Europe and the Pacific region slipped. International bond markets (as measured by the Barclays

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The quest for outperformance carries both risks and benefits
Your fund is managed by four advisors, each responsible for investing a portion of the fund’s assets. The advisors bring a range of views and methods to their work, enhancing the diversification of the Emerging Markets Select Stock Fund.

Their goal as active managers is to outperform, not match the return of, the fund’s benchmark index. To do this, the fund’s holdings must, of course, be different from those of the benchmark. Your fund diverges from the FTSE Emerging Index in the number of stocks it holds and the weightings within industry sectors. (For more details, see the Fund Profile page that follows the Advisors’ Report.)

In some cases, the Emerging Markets Select Stock Fund invests in countries that aren’t in the benchmark, with South Korea being a notable example. Breaking from the benchmark served the fund well in each of the previous two fiscal years, when its returns comfortably exceeded those of the index. But the quest for outperformance also brings risks. In fiscal year 2014, the fund fell short, in part, because its investments in South Korean consumer electronics and auto companies did poorly.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.94%	1.54%
The fund expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.96%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Emerging Markets Funds.

4

Brazil was also a weak spot for both the fund and the index, as shares in that country retreated amid political uncertainty and worries about faltering growth. Russian stocks were among the worst performers, feeling the effects of international sanctions stemming from the conflict in Ukraine. Although they declined, the fund’s Russian holdings fared better than their counterparts in the benchmark.

The fund had success with both Indian and Chinese stocks in industries that ranged from financial services to technology. Although China’s expansion has slowed, the world’s secondlargest economy is still growing at an enviable rate. Indian equities were buoyed by the election of a probusiness prime minister.

For more about the fund’s strategy and positioning, please see the Advisors’ Report that follows this letter.

Since it began, the fund has posted competitive relative returns
Over its more than threeyear existence, the Emerging Markets Select Stock Fund has posted an average annual return of 1.00%. That’s a modest result, to be sure, but better than that of the benchmark (+0.47%) and peers (–0.04%). As an investor in the fund, you should keep in mind that emerging markets stocks are volatile, a point underscored by the fund’s relatively brief history. For its first partial fiscal year (June 27 to October 31, 2011), the fund had a sharply negative return, but it went on to rebound in fiscal years 2012 and 2013.

Total Returns
Inception Through October 31, 2014
Average
Annual Return
Emerging Markets Select Stock Fund (Returns since inception: 6/27/2011)	1.00%
FTSE Emerging Index	0.47
Emerging Markets Funds Average	-0.04
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

If you’re a longterm, risktolerant investor, we believe this fund can play a role in further diversifying the international portion of your portfolio. We’re confident that the advisors’ expertise and thorough research can produce rewarding results over time.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets

Currency fluctuation is one reason U.S. and international stocks diverge

Diversification is a proven way to reduce volatility and manage risk. That’s why it can make sense for investors to allocate a portion of their stock portfolios to international equities
(20% of the equity allocation can be a good starting point). International stocks, which make up about half of the world’s stock market capitalization, perform somewhat differently than stocks in the U.S. market. One of the many reasons for this is currency fluctuation. Currency movements historically have not been correlated to stock price movements, meaning they tend not to move together.

International stocks have underperformed U.S. stocks recently for U.S.based investors, in part because many foreign currencies have weakened against the U.S. dollar. But that divergence actually highlights the diversification benefit of owning both U.S. and international stocks. As you can see from the accompanying chart, at other times, international stocks have outshone their U.S. counterparts. (For more insight, see Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

6

(as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguardadministered retirement plans. During that time, about threequarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their longterm goals. They stayed the course through the 1987 correction, the dotcom boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 18, 2014

7

Advisors’ Report

For the fiscal year ended October 31, 2014, Vanguard Emerging Markets Select Stock Fund returned 0.15%, compared with the 1.00% average return of peergroup funds and the 3.37% return of the fund’s benchmark, the FTSE Emerging Index.

Your fund is managed by four independent investment advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table accompanying this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	25	77	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
M&G Investment Management	24	74	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Oaktree Capital Management, L.P.	24	74	Seeks to capture misevaluation of securities caused by
			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
Pzena Investment Management,	24	74	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Cash Investments	3	12	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 21, 2014.

Wellington Management Company, llp

Portfolio Manager:

Cheryl M. Duckworth, CFA,
Senior Vice President and
Associate Director,
Global Industry Research

Our portfolio focuses on bottomup stock selection as the primary driver of performance while minimizing active industry bets.

Emergingmarket equities rose in U.S. dollar terms for the period, as measured by the FTSE Emerging Index. Seven of the ten sectors in the index posted positive returns. Information technology, health care, and consumer discretionary led, while energy, materials, and consumer staples posted negative returns.

Our stock selection detracted from relative results in telecommunication services, energy, and industrials. Tullow Oil, and Motor Oil Hellas detracted most from relative returns.

Tullow, a multinational oil and gas exploration company with a proven track record and attractive assets in Africa, underperformed as market attention has turned to U.S. shale companies and smaller exploration and production firms. We believe that new discoveries could unlock upside for Tullow, so we added to our shares during the year.

Motor Oil Hellas, a Greek crude refiner that makes petroleum products and lubricants, detracted from relative returns. The general Greek market was weak, especially in the second half of the fiscal year, driven by negative sentiment over European Central Bank stress tests on local banks, Greece’s bailout, and continuing political risk. We have been adding to our holdings on weakness, as we find attractive the company’s free cashflow generation, low capital expenditures, and positive sensitivity to a falling euro.

Stock selection within materials, consumer staples, and utilities helped offset some disappointments elsewhere. Fosun International, ICICI Bank, and Guangdong Investment were top contributors.

Chinese conglomerate Fosun International advanced as the market took a positive view of its longterm migration to a more assetlight business (such as health care, asset management, and insurance).

ICICI Bank, the largest private bank in India, also performed well. It is highly leveraged to the overall economic recovery and is positioned to benefit from reforms in infrastructure and insurance.

9

Chinadomiciled Guangdong Investment, a water utility, tollroad operator, and powergeneration company, was boosted by higher water revenue and improvement in the power business. We continue to like Guangdong Investment given that it is the main water supplier to Hong Kong; that contract was recently renewed with a largerthanexpected revenue increase.

M&G Investment
Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Weak returns from Brazilian and Russian holdings hurt performance over the period, while successes in India helped.

The introduction of Western economic sanctions over the conflict in Ukraine knocked investor confidence. Share prices fell for Sberbank, Russia’s biggest lender, which was included in the sanctions, and Russian energy firm Lukoil. O’Key Group, a Russian hypermarket chain, was a notable detractor as investors worried about the consequences of a ban on food imports and a weak domestic economy.

Elsewhere, stockspecific issues affected the performance of Hyundai Motor, a South Korean carmaker, and Brasil Insurance. Hyundai’s share price fell when it paid a high price for land to construct a new headquarters. Brasil Insurance detracted as investors were disappointed by its pace of growth. However, we support its management team’s plans to consolidate after a number of acquisitions, and we increased our stake in the Brazilian insurance broker, as we believe its longterm prospects remain attractive.

On a positive note, several Indian holdings rallied amid optimism about the prospect of economic reforms. Utility business CESC, financial group Axis Bank, and mortgage lender Indiabulls Housing Finance were boosted by hopes that Prime Minister Narendra Modi would revive India’s economy. Energy Development, a Philippine geothermal power producer, also helped results as investors welcomed the efficient restoration of power units damaged in last year’s typhoon.

As valueoriented investors, we sold several stocks that had performed well, including Crompton Greaves, an Indian power equipment firm, and we added positions in Brazil and China, where we see greater value. We invested in Cyrela Brazil Realty and MRV Engenharia, two Brazilian home builders that are becoming more disciplined after a period of rapid expansion, and Greatview Aseptic Packaging, a Chinese manufacturer of drink cartons.

10

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,
Managing Director and CoHead of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and CoHead of
Emerging Markets Equities

Emerging markets again experienced significant volatility during the 12 months. Markets fell substantially from November 2013 to January 2014. They rallied sharply from February through August before slumping in September because of currency weakness against a strengthening U.S. dollar, acrosstheboard commodity price weakness, slowing global growth, and countryspecific issues. Emergingmarket returns were positive during the year but lagged the performance of the U.S. market.

Countryspecific factors contributed to the volatility. Chinese equities marginally outperformed but were periodically buffeted by worries about slowing growth and credit conditions. Some important Chinese reforms, including anticorruption enforcement and initiatives to improve capital allocation among stateowned enterprises, are necessary but have moderated GDP growth. Brazil performed erratically in anticipation of its presidential election; the incumbent won reelection in the end, which was not the preferred market outcome.

On the positive side, the Indian market responded very well to the landslide election of a new government under Prime Minister Narendra Modi, who is expected to drive a broad economic reform agenda. Finally, the Russian market suffered from tightening sanctions and slowing growth in the wake of the conflict with Ukraine.

Stock selection primarily drove the fund’s relative performance. It detracted in China, India, and several nonindex South Korean holdings but was positive in Mexico, Dubai, and the Philippines. Strong stock selection in Russia almost offset the negative impact of an overweight allocation to that market.

By sector, selection detracted from relative performance in information technology and materials but helped in consumer discretionary.

At the end of the fiscal year, the portfolio had overweight allocations to China, South Korea, and Brazil and underweight allocations to Malaysia and South Africa.

11

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal
and CoChief Investment Officer

Over the fiscal year, our portfolio experienced substantial weakness from our industrial companies in shipping and shipbuilding—in particular, Hyundai Mipo Dockyard, Pacific Basin Shipping, and Randon. We still hold these positions as we see opportunity for meaningful recovery in the global shipping cycle.

Exposure to the underperforming energy sector also detracted; our investments in Russian energy giants Gazprom, Lukoil, and Rosneft, in particular, are worth noting. Continuing conflict in Ukraine has raised both the risk and the range of outcomes associated with our Russian holdings. Russian valuations, however, reflect alltime cheapness, and we believe the risk/reward tradeoff remains attractive.

Information technology and financial holdings were positive for the portfolio. HCL Technologies, Hon Hai Precision, and Union National Bank were the top individual contributors.

By country, Russia (for reasons discussed above) as well as Brazil and South Korea detracted most, while India was the leading contributor because of strong individual stock selection.

As earlier optimism in emerging markets has faded moving into the fourth quarter, we are finding fertile hunting ground for new investment ideas in the developing world. The current uncertainties and riskaverse behavior by investors globally have created interesting opportunities. Deep value stocks are cheap, and our portfolio is priced at slightly more than seven times price to normal earnings, a very attractive level. Our current portfolio reflects a diverse set of investments that are not tied to any particular macroeconomic or geopolitical outcome in the near term.

12

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	269	907	1,819
Median Market Cap	$12.4B	$17.4B	$33.5B
Price/Earnings Ratio	15.0x	14.1x	16.9x
Price/Book Ratio	1.5x	1.8x	1.7x
Return on Equity	18.0%	18.6%	14.9%
Earnings Growth
Rate	12.6%	14.6%	11.7%
Dividend Yield	2.2%	2.8%	2.9%
Turnover Rate	54%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.94%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer
Discretionary	12.0%	7.7%	10.7%
Consumer Staples	7.0	8.5	9.9
Energy	12.2	11.1	8.5
Financials	24.8	29.8	27.5
Health Care	2.0	2.5	8.6
Industrials	7.5	6.6	10.8
Information
Technology	16.7	12.9	7.0
Materials	7.5	8.3	7.8
Telecommunication
Services	5.5	8.6	5.5
Utilities	4.8	4.0	3.7

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.93	0.83
Beta	0.96	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	3.4%
Petroleo Brasileiro SA	Integrated Oil & Gas	2.5
Lukoil OAO	Integrated Oil & Gas	1.6
China Construction Bank
Corp.	Diversified Banks	1.4
Samsung Electronics Co.	Technology
Ltd.	Hardware, Storage &
	Peripherals	1.3
China Unicom Hong	Integrated
Kong Ltd.	Telecommunication
	Services	1.2
Industrial & Commercial
Bank of China Ltd.	Diversified Banks	1.1
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.1
PICC Property &	Property & Casualty
Casualty Co. Ltd.	Insurance	1.0
Naspers Ltd.	Cable & Satellite	1.0
Top Ten		15.6%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.96%.

13

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.5%	0.0%	14.8%
Other	0.8	0.0	31.4
Subtotal	2.3%	0.0%	46.2%
Pacific
South Korea	6.6%	0.0%	3.0%
Hong Kong	4.1	0.0	2.4
Other	0.1	0.0	21.5
Subtotal	10.8%	0.0%	26.9%
Emerging Markets
China	24.0%	21.9%	4.2%
Brazil	10.3	12.1	2.2
Taiwan	9.7	13.7	2.7
India	9.0	11.3	1.6
South Africa	6.2	9.4	1.7
Russia	5.9	4.9	0.9
Mexico	3.2	6.0	1.2
Thailand	2.4	3.0	0.5
Philippines	1.8	1.7	0.3
Malaysia	1.8	4.8	0.9
Turkey	1.7	1.8	0.4
Hungary	1.2	0.2	0.0
Indonesia	1.2	2.8	0.6
Other	4.8	6.4	1.1
Subtotal	83.2%	100.0%	18.3%
North America
United States	3.2%	0.0%	0.0%
Other	0.5	0.0	7.5
Subtotal	3.7%	0.0%	7.5%
Middle East	0.0%	0.0%	0.4%
Other	0.0%	0.0%	0.7%

14

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(6/27/2011)	Investment
	Emerging Markets Select Stock
	Fund*	0.15%	1.00%	$10,337
••••••••	FTSE Emerging Index	3.37	0.47	10,158
– – – –	Emerging Markets Funds Average	1.00	-0.04	9,987
	MSCI All Country World Index ex
	USA	0.49	4.51	11,591
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

15

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	5.84%	1.22%

16

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.9%)[1]
Bangladesh (0.1%)
British American Tobacco
Bangladesh Co. Ltd.	5,100	181

Brazil (9.6%)
Petroleo Brasileiro SA
Preference Shares	882,899	5,431
Petroleo Brasileiro
SA ADR	198,559	2,323
AMBEV SA	327,184	2,166
Itau Unibanco Holding
SA ADR	141,745	2,092
Banco Bradesco SA
Preference Shares	138,547	2,087
MRV Engenharia e
Participacoes SA	556,764	1,842
Vale SA Class B ADR	200,100	1,753
BRF SA ADR	67,192	1,750
BB Seguridade
Participacoes SA	115,455	1,540
Randon Participacoes
SA Preference Shares	533,218	1,343
* Usinas Siderurgicas
de Minas Gerais SA
Preference Shares	549,800	1,264
* B2W Cia Digital	78,951	1,029
Brasil Insurance
Participacoes e
Administracao SA	282,676	851
CETIP SA - Mercados
Organizados	64,357	814
Itau Unibanco Holding
SA Preference Shares	52,477	779
EDP - Energias do Brasil SA	166,465	650
Totvs SA	40,978	597
ALL - America Latina
Logistica SA	175,887	480

			Market
			Value
		Shares	($000)
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	82,192	408
	Raia Drogasil SA	22,300	202
*	Hypermarcas SA	24,100	168
	Localiza Rent a Car SA	6,630	96
	Odontoprev SA	11,279	41
			29,706
Canada (0.5%)
	First Quantum
	Minerals Ltd.	87,380	1,318
*	Ivanhoe Mines Ltd.	94,600	71
			1,389
China (21.5%)
	China Construction
	Bank Corp.	5,795,450	4,315
	China Unicom
	Hong Kong Ltd.	2,459,973	3,689
	Industrial & Commercial
	Bank of China Ltd.	5,071,380	3,352
	China Mobile Ltd.	268,000	3,334
	PICC Property &
	Casualty Co. Ltd.	1,777,500	3,260
*	Tencent Holdings Ltd.	198,785	3,165
	Dongfeng Motor
	Group Co. Ltd.	1,959,000	3,028
	Greatview Aseptic
	Packaging Co. Ltd.	4,037,000	2,644
	China Resources Power
	Holdings Co. Ltd.	794,000	2,346
	China Power International
	Development Ltd.	5,185,600	2,339
	China Pacific Insurance
	Group Co. Ltd.	563,660	2,114
	Lenovo Group Ltd.	1,291,280	1,940
^	Mindray Medical
	International Ltd. ADR	66,104	1,926
	CNOOC Ltd.	1,107,000	1,733

17

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	China Shineway
	Pharmaceutical
	Group Ltd.	920,000	1,665
	China Agri-Industries
	Holdings Ltd.	4,017,000	1,532
	Fosun International Ltd.	1,181,730	1,400
	China Petroleum &
	Chemical Corp.	1,452,000	1,262
	ENN Energy
	Holdings Ltd.	188,600	1,223
	China Coal Energy
	Co. Ltd.	1,926,000	1,192
*	China Cinda Asset
	Management Co. Ltd.	2,396,500	1,135
	Baoxin Auto Group Ltd.	1,472,000	1,126
	China Overseas Land
	& Investment Ltd.	378,000	1,100
	Shanghai Electric
	Group Co. Ltd.	2,108,000	1,072
	PetroChina Co. Ltd.	827,000	1,039
	Kingboard Laminates
	Holdings Ltd.	2,377,125	968
*	China Shipping
	Container Lines
	Co. Ltd.	3,337,000	950
	China Shenhua
	Energy Co. Ltd.	317,970	895
	Haier Electronics
	Group Co. Ltd.	316,000	853
*	GCL-Poly Energy
	Holdings Ltd.	2,517,000	850
*	Luye Pharma
	Group Ltd.	584,604	845
	Guangdong
	Investment Ltd.	632,000	838
	Tsingtao Brewery
	Co. Ltd.	108,000	798
	China Lesso Group
	Holdings Ltd.	1,430,000	751
	Dah Chong Hong
	Holdings Ltd.	1,267,000	748
*,2	Tianhe Chemicals
	Group Ltd.	4,232,000	737
	China Dongxiang
	Group Co. Ltd.	3,849,000	716
*	Sinotrans Shipping Ltd.	2,536,500	694
	Sunny Optical
	Technology Group
	Co. Ltd.	330,000	536
	China Suntien Green
	Energy Corp. Ltd.	1,886,000	501
	Huadian Fuxin Energy
	Corp. Ltd.	836,000	480
	GOME Electrical
	Appliances Holding Ltd.	2,140,871	337

		Market
		Value
	Shares	($000)
Kingboard Chemical
Holdings Ltd.	168,500	336
Sinopharm Group Co. Ltd.	72,800	284
MMG Ltd.	832,000	278
Intime Retail Group
Co. Ltd.	272,500	237
Longfor Properties Co. Ltd.	125,500	145
Shandong Weigao Group
Medical Polymer Co. Ltd.	79,500	80
ANTA Sports Products Ltd.	32,000	63
*	Chaoda Modern Agriculture
Holdings Ltd.	404,000	12
		66,863
Colombia (0.2%)
Grupo Aval Acciones
y Valores ADR	40,200	542

Czech Republic (0.8%)
CEZ AS	54,549	1,509
Komercni banka as	4,799	1,028
		2,537
Egypt (0.3%)
Commercial International
Bank Egypt SAE	128,021	864

Greece (0.7%)
* Hellenic
Telecommunications
Organization SA	91,631	1,035
Motor Oil Hellas
Corinth Refineries SA	80,794	594
* Alpha Bank AE	654,341	427
* Alpha Bank Warrants	150,600	242
		2,298
Hong Kong (4.1%)
Pacific Basin
Shipping Ltd.	4,720,750	2,272
Texwinca Holdings Ltd.	2,017,000	1,768
Stella International
Holdings Ltd.	566,500	1,635
Galaxy Entertainment
Group Ltd.	225,000	1,537
AMVIG Holdings Ltd.	2,028,000	949
Hang Lung
Properties Ltd.	285,000	890
ASM Pacific
Technology Ltd.	78,200	859
AAC Technologies
Holdings Inc.	115,500	703
AIA Group Ltd.	81,400	454
China Mengniu
Dairy Co. Ltd.	90,783	401
Sands China Ltd.	57,350	357
Towngas China Co. Ltd.	265,440	279
Trinity Ltd.	606,000	146

18

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Huabao International
	Holdings Ltd.	185,000	134
	Tingyi Cayman Islands
	Holding Corp.	53,000	133
*	HC International Inc.	100,000	122
			12,639
Hungary (1.2%)
	OTP Bank plc	158,763	2,631
*	Magyar Telekom
	Telecommunications plc	739,375	1,022
			3,653
India (8.4%)
	ITC Ltd.	402,252	2,331
	ICICI Bank Ltd.	79,134	2,099
	Reliance Industries Ltd.	127,218	2,073
*	Axis Bank Ltd.	272,625	1,954
	Tata Motors Ltd. ADR	39,800	1,875
	CESC Ltd.	154,439	1,705
	Bharti Airtel Ltd.	255,923	1,662
	Indiabulls Housing
	Finance Ltd.	220,488	1,509
	Hindalco Industries Ltd.	448,875	1,196
	HCL Technologies Ltd.	41,900	1,098
	ICICI Bank Ltd. ADR	16,085	907
	IDFC Ltd.	337,613	861
	GMR Infrastructure Ltd.	2,056,189	733
	Tata Consultancy
	Services Ltd.	15,609	669
	GlaxoSmithKline
	Consumer
	Healthcare Ltd.	6,760	609
	Bank of Baroda	39,575	600
	Alstom T&D India Ltd.	90,787	556
	Power Grid Corp.
	of India Ltd.	211,954	503
	Dr Reddy’s Laboratories
	Ltd. ADR	9,452	494
	Punjab National Bank	30,875	468
	Alstom India Ltd.	51,154	443
	Idea Cellular Ltd.	151,886	406
	ING Vysya Bank Ltd.	38,042	401
	Bank of India	83,000	387
	Sun Pharmaceutical
	Industries Ltd.	23,056	317
	Marico Ltd.	37,455	190
*	JK Lakshmi Cement Ltd.	19,908	120
			26,166
Indonesia (1.0%)
	Bank Rakyat Indonesia
	Persero Tbk PT	1,361,900	1,252
	Indofood CBP Sukses
	Makmur Tbk PT	1,100,200	1,008
	Vale Indonesia Tbk PT	1,014,100	322
*	Bank Tabungan Pensiunan
	Nasional Tbk PT	802,500	281

			Market
			Value•
		Shares	($000)
*	Sumber Alfaria
	Trijaya Tbk PT	3,529,600	153
	Matahari Department
	Store Tbk PT	102,800	126
	Gudang Garam Tbk PT	20,500	98
			3,240
Kazakhstan (0.2%)
2	KCell JSC GDR	38,245	512

Kenya (0.2%)
	Safaricom Ltd.	4,235,600	576
*	Equity Bank Ltd.	334,200	189
			765
Malaysia (1.6%)
	Genting Malaysia Bhd.	1,569,700	2,060
	AMMB Holdings Bhd.	636,100	1,313
	Petronas Dagangan Bhd.	90,400	562
	British American
	Tobacco Malaysia Bhd.	22,300	472
	My EG Services Bhd.	328,400	406
*	7-Eleven Malaysia
	Holdings Bhd.	303,200	154
			4,967
Mexico (2.9%)
*	Cemex SAB de CV ADR	129,443	1,592
	Grupo Comercial
	Chedraui SA de CV	381,973	1,344
	Grupo Televisa SAB ADR	35,700	1,290
	Grupo Financiero
	Banorte SAB de CV	188,700	1,210
	Grupo Mexico SAB
	de CV Class B	346,500	1,191
	America Movil SAB
	de CV ADR	39,155	956
	Wal-Mart de Mexico
	SAB de CV	212,400	491
	Corp Inmobiliaria Vesta
	SAB de CV	222,600	489
	Concentradora Fibra
	Hotelera Mexicana
	SA de CV	274,200	459
			9,022
Nigeria (0.2%)
	Zenith Bank plc	4,521,662	579

Other (1.8%)
3	Vanguard FTSE
	Emerging Markets ETF	121,730	5,191
	Schwab Emerging
	Markets Equity ETF	11,509	298
			5,489
Pakistan (0.2%)
	United Bank Ltd.	359,800	688

19

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
Papua New Guinea (0.1%)
New Britain Palm Oil Ltd.	15,523	169

Philippines (1.7%)
Energy Development
Corp.	10,824,793	1,862
Universal Robina Corp.	347,680	1,444
Metropolitan Bank
& Trust Co.	608,695	1,119
Robinsons Land Corp.	783,500	429
Jollibee Foods Corp.	43,810	193
LT Group Inc.	517,600	164
		5,211
Poland (0.8%)
Cyfrowy Polsat SA	256,525	1,963
Bank Pekao SA	11,272	590
		2,553
Qatar (0.5%)
Industries Qatar QSC	27,904	1,456

Romania (0.1%)
*,2 Societatea Comerciala de
Distributie si Furnizare
a Energiei Elect-
Electrica SA GDR	24,120	330

Russia (5.6%)
Lukoil OAO ADR XLON	88,106	4,332
Gazprom OAO ADR	476,319	3,161
Rosneft OAO GDR	422,106	2,354
O’Key Group SA GDR	202,410	1,215
PhosAgro OAO GDR	91,421	979
Sberbank of Russia
ADR XLON	125,052	951
Magnit PJSC GDR	12,865	863
Mobile Telesystems
OJSC ADR	50,922	728
Sberbank of Russia ADR	95,187	715
Lukoil OAO ADR	13,523	665
Moscow Exchange
MICEX-RTS OAO	358,489	484
Etalon Group Ltd. GDR	120,300	371
MegaFon OAO GDR	15,482	362
MMC Norilsk Nickel
OJSC ADR	11,126	208
		17,388
Singapore (0.1%)
Petra Foods Ltd.	132,000	392

South Africa (5.6%)
Naspers Ltd.	25,798	3,207
Sasol Ltd.	57,963	2,896
Discovery Ltd.	302,832	2,757
Imperial Holdings Ltd.	132,695	2,287
Barloworld Ltd.	183,800	1,596
Reunert Ltd.	247,638	1,306

			Market
			Value
		Shares	($000)
*	Aveng Ltd.	511,216	939
	Standard Bank Group Ltd.	64,691	814
	Rand Merchant Insurance
	Holdings Ltd.	167,514	598
	Woolworths Holdings Ltd.	63,856	454
*	AngloGold Ashanti Ltd.
	ADR	50,000	414
	Pick n Pay Stores Ltd.	24,295	117
*	Adcock Ingram
	Holdings Ltd.	20,745	93
			17,478
South Korea (6.0%)
	Samsung Electronics
	Co. Ltd.	3,444	3,990
	Hyundai Motor Co.	14,066	2,243
	Hana Financial Group Inc.	41,280	1,426
*	SK Hynix Inc.	29,661	1,366
	Kia Motors Corp.	26,131	1,275
	Hyundai Mipo
	Dockyard Co. Ltd.	17,775	1,264
	KB Financial Group Inc.	32,070	1,256
	Dongbu Insurance Co. Ltd.	22,240	1,247
	POSCO	3,500	1,006
	Samsung Engineering
	Co. Ltd.	17,000	981
	LG Chem Ltd.	3,767	701
	Shinhan Financial Group
	Co. Ltd.	12,650	595
	GS Holdings Corp.	13,559	526
	LG Electronics Inc.	6,700	410
	Doosan Corp.	3,013	313
	Coway Co. Ltd.	1,562	119
	Lotte Chemical Corp.	443	62
			18,780
Spain (0.6%)
	Prosegur Cia de
	Seguridad SA	338,129	1,985

Sri Lanka (0.0%)
	Ceylon Tobacco Co. plc	7,047	61

Switzerland (0.3%)
*	Dufry AG	5,979	861

Taiwan (8.9%)
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	279,279	6,150
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,058,543	4,569
	Delta Electronics Inc.	493,773	3,024
	Hon Hai Precision
	Industry Co. Ltd.	866,808	2,743
	Compal Electronics Inc.	3,502,000	2,600
	MediaTek Inc.	97,000	1,419

20

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	Teco Electric and
	Machinery Co. Ltd.	1,210,000	1,349
	Advanced Semiconductor
	Engineering Inc.	884,330	1,063
	Mega Financial Holding
	Co. Ltd.	1,200,779	996
	Yuanta Financial Holding
	Co. Ltd.	1,647,513	830
	Oriental Union Chemical
	Corp.	1,030,932	786
	Epistar Corp.	399,000	724
	President Chain Store
	Corp.	46,000	346
*	eMemory Technology Inc.	27,000	293
	Largan Precision Co. Ltd.	3,000	211
	Catcher Technology
	Co. Ltd.	21,000	178
	Advantech Co. Ltd.	21,988	153
	Hermes Microvision Inc.	3,000	146
	PChome Online Inc.	11,611	118
	Silergy Corp.	8,388	58
			27,756
Thailand (2.2%)
	Bangkok Bank PCL	309,400	1,891
	Krung Thai Bank PCL
	(Foreign)	2,334,475	1,590
	PTT Global Chemical
	PCL (Local)	497,951	954
*	Airports of Thailand PCL	106,600	792
	Total Access
	Communication PCL	156,500	497
	Kasikornbank PCL	66,400	482
	PTT Global Chemical PCL
	(Foreign)	214,544	408
	Robinson Department
	Store PCL	78,800	124
	Precious Shipping PCL	143,500	94
			6,832
Turkey (1.5%)
	Turkiye Halk Bankasi AS	173,417	1,158
	Tupras Turkiye Petrol
	Rafinerileri AS	51,982	1,129
	Coca-Cola Icecek AS	44,683	1,020
	Akbank TAS	212,525	768
*	Turkcell Iletisim
	Hizmetleri AS	101,577	589
	Ulker Biskuvi Sanayi AS	19,564	144
			4,808
United Arab Emirates (0.7%)
	Union National Bank PJSC	872,012	1,649
	Abu Dhabi Commercial
	Bank PJSC	138,025	301
*	Emaar Malls Group PJSC	327,951	287
	DP World Ltd.	856	16
			2,253

			Market
			Value
		Shares	($000)
United Kingdom (1.5%)
	Petrofac Ltd.	104,891	1,782
	Standard Chartered plc	113,084	1,775
*	Ophir Energy plc	196,841	585
	Tullow Oil plc	66,017	514
			4,656
United States (3.2%)
*	Hollysys Automation
	Technologies Ltd.	84,263	2,067
*	Genpact Ltd.	108,095	1,897
	Southern Copper Corp.	40,264	1,159
*	Trina Solar Ltd. ADR	105,300	1,112
*	Flextronics International
	Ltd.	102,750	1,101
*	JD.com Inc. ADR	38,071	909
*	Yandex NV Class A	26,100	747
*	UTi Worldwide Inc.	30,564	334
*	Alibaba Group Holding
	Ltd. ADR	3,200	316
*	Baidu Inc. ADR	732	175
*	21Vianet Group Inc. ADR	4,465	93
			9,910
Total Common Stocks
(Cost $287,786)			294,979
Temporary Cash Investments (5.4%)[1]
Money Market Fund (5.2%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.114%	16,115,754	16,116

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.074%, 12/5/14	700	700
Total Temporary Cash Investments
(Cost $16,816)			16,816
Total Investments (100.3%)
(Cost $304,602)			311,795
Other Assets and Liabilities (-0.3%)
Other Assets			3,677
Liabilities[5]			(4,458)
			(781)
Net Assets (100%)
Applicable to 15,449,905 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			311,014
Net Asset Value Per Share			$20.13

21

Emerging Markets Select Stock Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	303,175
Undistributed Net Investment Income	3,339
Accumulated Net Realized Losses	(2,185)
Unrealized Appreciation (Depreciation)
Investment Securities	7,193
Futures Contracts	(499)
Foreign Currencies	(9)
Net Assets	311,014

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,311,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $1,579,000, representing 0.5% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $1,350,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	6,774
Interest[2]	20
Securities Lending	105
Total Income	6,899
Expenses
Investment Advisory Fees—Note B
Base Fee	1,446
Performance Adjustment	104
The Vanguard Group—Note C
Management and Administrative	649
Marketing and Distribution	53
Custodian Fees	360
Auditing Fees	38
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	2,657
Net Investment Income	4,242
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,531
Futures Contracts	301
Foreign Currencies	(106)
Realized Net Gain (Loss)	1,726
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(6,772)
Futures Contracts	(586)
Foreign Currencies	(9)
Change in Unrealized Appreciation (Depreciation)	(7,367)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,399)
1 Dividends are net of foreign withholding taxes of $746,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $111,000, $18,000, and ($260,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,242	2,720
Realized Net Gain (Loss)	1,726	(1,380)
Change in Unrealized Appreciation (Depreciation)	(7,367)	13,095
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,399)	14,435
Distributions
Net Investment Income	(3,195)	(1,514)
Realized Capital Gain	—	—
Total Distributions	(3,195)	(1,514)
Capital Share Transactions
Issued	165,556	171,371
Issued in Lieu of Cash Distributions	3,031	1,426
Redeemed	(75,525)	(73,313)
Net Increase (Decrease) from Capital Share Transactions	93,062	99,484
Total Increase (Decrease)	88,468	112,405
Net Assets
Beginning of Period	222,546	110,141
End of Period[1]	311,014	222,546
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,339,000 and $2,420,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Select Stock Fund

Financial Highlights

				June 14,
				2011[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.37	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	.264	.303[2]	.302[2]	.079[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(.242)	1.567	.764	(2.389)
Total from Investment Operations	.022	1.870	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(.262)	(.230)	(.026)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.262)	(.230)	(.026)	—
Net Asset Value, End of Period	$20.13	$20.37	$18.73	$17.69

Total Return[4]	0.15%	10.04%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$311	$223	$110	$48
Ratio of Total Expenses to Average Net Assets[5]	0.96%	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to Average Net Assets	1.53%	1.55%	1.66%	1.09%[6]
Portfolio Turnover Rate	54%	54%	93%	18%
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments. Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.02%, 0.01%, and 0.00%.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

27

Emerging Markets Select Stock Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, LLP, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and M&G Investment Management Limited are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index for the periods prior to August 1, 2013, and to the current benchmark, FTSE Emerging Index, beginning August 1, 2013. The benchmark change will be fully phased in by July 2016.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before an increase of $104,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	28,782	21,787	—
Common Stocks —Other	18,697	225,383	330
Temporary Cash Investments	16,116	700	—
Futures Contracts—Assets[1]	40	—	—
Total	63,635	247,870	330
1 Represents variation margin on the last day of the reporting period.

28

Emerging Markets Select Stock Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $18,549,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $22,697,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2014	203	10,288	(499)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized net foreign currency losses of $106,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $12,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2014, had unrealized appreciation of $72,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $34,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2014, the fund had $3,578,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,952,000 to offset taxable capital gains realized during the year ended October 31, 2014. At October 31, 2014, the fund had available capital losses totaling $1,890,000 that may be carried forward indefinitely to offset future net capital gains.

29

Emerging Markets Select Stock Fund

At October 31, 2014, the cost of investment securities for tax purposes was $305,468,000.

Net unrealized appreciation of investment securities for tax purposes was $6,327,000, consisting of unrealized gains of $33,488,000 on securities that had risen in value since their purchase and $27,161,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2014, the fund purchased $230,539,000 of investment securities and sold $139,342,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	8,163	8,737
Issued in Lieu of Cash Distributions	156	73
Redeemed	(3,793)	(3,766)
Net Increase (Decrease) in Shares Outstanding	4,526	5,044

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

Special 2014 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $1,713,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $7,201,000 and foreign taxes paid of $776,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2014
		Since
	One	Inception
	Year	(6/27/2011)
Returns Before Taxes	0.15%	1.00%
Returns After Taxes on Distributions	-0.16	0.86
Returns After Taxes on Distributions and Sale of Fund Shares	0.33	0.81

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended October 31, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,014.62	$4.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.37	4.89
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.96%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2014: $116,000
Fiscal Year Ended October 31, 2013: $96,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2014: $6,605,127
Fiscal Year Ended October 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2014: $2,176,479
Fiscal Year Ended October 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2014: $316,869
Fiscal Year Ended October 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2014: $198,163
Fiscal Year Ended October 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2014: $515,032
Fiscal Year Ended October 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2014
VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.